SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 16, 2003

DENDRITE INTERNATIONAL, INC.

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(Exact Name of Registrant as Specified in Charter)

New Jersey	0-26138	22-2786386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Mount Kemble Avenue, Morristown, New Jersey	07960-6767
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(973) 425-1200

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

On May 18, 2003, Dendrite International, Inc. (“Dendrite”) issued a press release announcing the execution of an amendment to the Agreement and Plan of Merger (the “Merger Agreement”), dated May 9, 2003, among Dendrite, Amgis Acquisition Co. (“Purchaser”) and Synavant Inc. (“Synavant”). The Amendment, among other things, increased the offer price of the tender offer by the Purchaser, to purchase for cash all of the outstanding shares of common stock, par value $0.01 per share, of Synavant (the “Shares”), from $2.83 to $3.22. Dendrite also announced that Dendrite has agreed to make a bridge loan of up to $15,000,000 to Synavant. The May 18, 2003 press release is filed herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)        Exhibits.

Exhibit No.	Description

99.1	Press Release of Dendrite International, Inc., dated May 18, 2003.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 19, 2003

DENDRITE INTERNATIONAL, INC. By: /S/ KATHLEEN E. DONOVAN —————————————— Name: Kathleen E. Donovan Title: Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Dendrite International, Inc., dated May 18, 2003.

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